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                                                                    Exhibit 21.1


ASSET-BACKED FINANCING FACILITY
ADVANTA BUSINESS SERVICES CORP., AS SERVICER
MONTHLY SERVICER CERTIFICATE

COLLECTION PERIOD:                                  June 1, 2001 - June 30, 2001
                                                    ----------------------------

SETTLEMENT DATE:                                             16-Jul-01
                                                    ----------------------------


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
A.    SERIES INFORMATION

      ADVANTA LEASING RECEIVABLES CORP. IV AND
      ADVANTA LEASING RECEIVABLES CORP. V
      EQUIPMENT RECEIVABLES ASSET-BACKED NOTES,
      SERIES 1998-1

I.    SERIES INFORMATION  INCLUDING PLEDGED PROPERTY CONVEYED

      (a.)  Beginning Aggregate Contract Principal Balance  ("ACPB") .................                           $ 59,898,505.49
                                                                                                                -----------------
      (b.)  Contract Principal Balance of all Collections allocable to Contracts .....   $ 4,742,662.73
                                                                                         ---------------
      (c.)  Contract Principal Balance of Charged-Off Contracts ......................   $   303,674.85
                                                                                         ---------------
      (d.)  Total decline in Principal Balance .......................................                           $  5,046,337.58
                                                                                                                -----------------


      (e.)  Ending Aggregate Contract Principal Balance of all Contracts as of
            this Settlement Date .....................................................                           $ 54,852,167.91
                                                                                                                -----------------

            BALANCES ON THIS SETTLEMENT DATE AFTER PAYMENT ON THE RELATED
            PAYMENT DATE
      (f.)  Class A Principal Balance as of this Settlement Date .....................                           $ 45,327,157.27
                                                                                                                -----------------
            (Class A Note Factor) .............................    0.1368574
                                                                  -----------
      (g1.) Class A-1 Principal Balance (Note Factor) .........    0.0000000                          -
                                                                  -----------            ---------------
      (g2.) Class A-2 Principal Balance (Note Factor) .........    0.0000000             $            -
                                                                  -----------            ---------------
      (g3.) Class A-3 Principal Balance (Note Factor) .........    0.0000000             $         0.00
                                                                  -----------            ---------------
      (g4.) Class A-4 Principal Balance (Note Factor) .........    0.9875198              45,327,157.27
                                                                  -----------            ---------------
      (h.)  Class B Principal Balance as of this Settlement Date .....................                           $             -
                                                                                                                -----------------
            (Class B Note Factor)                                  0.0000000
                                                                  -----------
      (i.)  Class C Principal Balance as of this Settlement Date .....................                           $             -
                                                                                                                -----------------
            (Class C Note Factor)                                  0.0000000
                                                                  -----------
      (l.)  Class D Principal Balance as of this Settlement Date .....................                           $  9,525,010.64
                                                                                                                -----------------
            (Class D Note Factor)                                  0.6349878
                                                                  -----------

II.   COMPLIANCE RATIOS

      (a.)  Aggregate Contract Balance Remaining ("CBR") of all Contracts as of the
            related Calculation Date .................................................                           $ 58,372,728.98
                                                                                                                -----------------
      (b1.) % of CBR 31 days or more delinquent as of the related Calculation Date ...                                      6.69%
                                                                                                                -----------------
      (b2.) Preceeding Month %:                                      May-01 ..........                                      6.81%
                                                                  ----------                                    -----------------
      (b3.) 2nd Preceeding Month %:                                  Apr-01 ..........                                      6.56%
                                                                  ----------                                    -----------------
      (b4.) Three month rolling average % of CBR 31 days or more delinquent ..........                                      6.69%
                                                                                                                -----------------


      (c.)  Does the three month rolling average % of CBR which are 31 days or more
            delinquent exceed 10.5% ? Y or N .........................................                                        NO
                                                                                                                -----------------


            (Amortization Period Only)
      (d)   Cumulative Net Loss Percentage as of the related Collection Period .......                                      3.04%
                                                                                                                -----------------


            Does the Cumulative Net Loss Percentage exceed
      (d1.) 4.0% from the Beginning Period to and including 12th Collection
            Period? Y or N ...........................................................                                       N/A
                                                                                                                -----------------
      (d2.) 5.5 % from 13th Collection Period to and including 24th Collection
            Period? Y or N ...........................................................                                       N/A
                                                                                                                -----------------
      (d3.) 7.0% from 25th Collection Period and thereafter? Y or N ..................                                        NO
                                                                                                                -----------------
            (If Yes to e1 or e2 or e3, then a Residual Event occurs)

      (e1.) Residual Realization for the related Collection Period  > 100% (YES/NO) ..                                       YES
                                                                                                                -----------------
      (e2.) Preceeding Month:                               May-01  > 100% (YES/NO) ..                                       YES
                                                         ----------                                             -----------------
      (e3.) 2nd Preceeding Month:                           Apr-01  > 100% (YES/NO) ..                                       YES
                                                          ----------                                            -----------------
      (e4.) Three month rolling average Residual Realization Ratio  > 100% (YES/NO) ..                                       YES
                                                                                                                -----------------
            (If less than 100%, then a Residual Event Occurs)


III.  FLOW OF FUNDS
            The amount of available funds on deposit in the Series 1998-1
            Facility Account .........................................................                           $  6,262,800.54
                                                                                                                -----------------


            (1) On the Payment Date which is also the Amortization Date and each Payment Date thereafter

      (a.)  To the Servicer, Unrecoverable Servicer Advances .........................                                 26,531.95
                                                                                                                -----------------
      (b.)  To the Servicer, if ABS is not the Servicer, Servicing Fee and
            Ancillary Servicing Income, if any .......................................
                                                                                                                -----------------

            To Series 1998-1 Noteholders:
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      (c.)  To Class A, the total Class A Note Interest and Class A Overdue
            Interest for the related period ..........................................                           $    250,841.52
                                                                                                                -----------------
                               Interest on Class A-1 Notes ...........................   $            -
                                                                                         ---------------
                               Interest on Class A-2 Notes ...........................   $            -
                                                                                         ---------------
                               Interest on Class A-3 Notes ...........................   $    22,106.52
                                                                                         ---------------
                               Interest on Class A-4 Notes ...........................   $   228,735.00
                                                                                         ---------------
      (d.)  Interest on Class B Notes for the related period .........................                           $             -
                                                                                                                -----------------
      (e.)  Interest on Class C Notes for the related period .........................                           $             -
                                                                                                                -----------------

      (f.)  To Series 1998-1 Noteholders:
            To Class A, the total Principal Payment and Class A Overdue
            Principal, if any ........................................................                              5,046,337.58
                                                                                                                -----------------
                               Principal Payment to Class A-1 Noteholders ............              N/A
                                                                                         ---------------
                               Principal Payment to Class A-2 Noteholders ............
                                                                                         ---------------
                               Principal Payment to Class A-3 Noteholders ............   $  4,473,494.85
                                                                                         ---------------
                               Principal Payment to Class A-4 Noteholders ............   $    572,842.73
                                                                                         ---------------
            To Class B for Principal Payment and Overdue Principal, if any ...........                                         -
                                                                                                                -----------------
            To Class C for Principal Payment and Overdue Principal, if any ...........                                         -
                                                                                                                -----------------

      (g)   Overdue Principal (included in the Principal Payments per above, if any):
            To Class A, total for Overdue Principal ..................................              N/A
                                                                                         ---------------
                               Overdue Principal to Class A-1         N/A
                                                                  ----------
                               Overdue Principal to Class A-2         N/A
                                                                  ----------
                               Overdue Principal to Class A-3         N/A
                                                                  ----------
                               Overdue Principal to Class A-4         N/A
                                                                  ----------
            To Class B for Overdue Principal .........................................              N/A
                                                                                         ---------------
            To Class C for Overdue Principal .........................................              N/A
                                                                                         ---------------

      (h1.) Until the Reserve Account Funding Date:
            To the Reserve Account, the amount equal to the Servicing Fee
            otherwise payable to ABS .................................................                                       N/A
                                                                                                                -----------------

      (h2.) After the Reserve Account Funding Date:
            To the Servicer, ABS, the Servicing Fee plus Ancillary Servicing
            Income, if any ...........................................................                                 49,915.42
                                                                                                                -----------------

      (i.)  To the Reserve Account, the amount needed to increase the amount on deposit in the Reserve Account to the Required Reserve Amount
            for such Payment Date ....................................................                                       N/A
                                                                                                                -----------------

      (j.)  Upon the occurrence of a Residual Event     the lesser of:

      (j1.) (A) the Available Funds remaining on deposit in the Facility
            Account and ..............................................................              N/A
                                                                                         ---------------
      (j2.) (B) the aggregate amount of Residual Receipts included in Available
            Funds ....................................................................              N/A
                                                                                         ---------------
      (j3.) To be deposited to the Residual Account ..................................                                       N/A
                                                                                                                -----------------

      (k.)  To Class D Noteholders for Principal Payment .............................                                         -
                                                                                                                -----------------
      (l.)  To Class D Noteholders for Overdue Principal, if any .....................                                       N/A
                                                                                                                -----------------

            (3)  To ABS, the Servicing Fee previously due, but deposited to the
                 Reserve Account .....................................................                           $             -
                                                                                                                -----------------

            (4)  To the Trustee to Fund the Servicer Conversion Expense Account ......
                                                                                                                -----------------

            (5)  To the Series Obligors, as holders of the Residual Interest,
                 any Available Funds remaining on deposit in the Facility Account ....                           $    889,174.07
                                                                                                                -----------------

IV.   SERVICER ADVANCES

      (a.)  Aggregate amount of Servicer Advances at the beginning of the
            related Collection Period ................................................                              1,402,169.39
                                                                                                                -----------------
      (b.)  Servicer Advances reimbursed during the related Collection Period ........                                 50,234.15
                                                                                                                -----------------
      (c.)  Amount of unreimbursed Servicer Advances to be reimbursed on the
            Settlement Date ..........................................................                                 26,531.95
                                                                                                                -----------------
      (d.)  Servicer Advances made during the related Collection Period ..............                                         -
                                                                                                                -----------------
      (e.)  Aggregate amount of Servicer Advances at the end of the Collection
            Period ...................................................................                           $  1,325,403.29
                                                                                                                -----------------


V.    RESERVE ACCOUNT
      (a.)  Amount on deposit at the beginning of the related Collection Period ......                           $  3,600,000.00
                                                                                                                -----------------
      (b.)  Amounts used to cover shortfalls, if any,  for the related
            Collection Period ........................................................                           $             -
                                                                                                                -----------------
      (c.)  Amounts transferred from the Facility Account, if applicable. ............                           $             -
                                                                                                                -----------------
      (d.)  Interest earned on Reserve Balance .......................................                           $     10,772.03
                                                                                                                -----------------
      (e.)  Reserve Account Ending Balance before calculating Required Reserve
            Amount ...................................................................                           $  3,610,772.03
                                                                                                                -----------------

                                                                                                                -----------------
      (f.)  Required Reserve Amount needed as of the related Collection Period .......                           $  3,600,000.00
                                                                                                                -----------------

      (g1.) If (f) is greater than (e), then amount of shortfall. ....................                                      0.00
                                                                                                                -----------------
      (g2.) If (e) is greater than (f), then excess amount to be transferred to
            the Series Obligors ......................................................                                 10,772.03
                                                                                                                -----------------

      (h.)  Amounts on deposit as of this Settlement Date (e minus g2) ...............                           $  3,600,000.00
                                                                                                                -----------------



VI.   RESIDUAL ACCOUNT
      (a.)  Amount on deposit at the beginning of the related Collection Period ......                                      0.00
                                                                                                                -----------------
      (b.)  Amounts transferred from the Facility Account ............................                                      0.00
                                                                                                                -----------------
      (c.)  Amounts used to cover shortfalls for the related Collection Period .......                                      0.00
                                                                                                                -----------------
      (d.)  Amount on deposit as of this Settlement Date .............................                                      0.00
                                                                                                                -----------------
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VII.  ADDITIONAL PROPERTY FUNDING ACCOUNT
      (a.)  Amount on deposit at the beginning of the related Collection Period ......                                      0.00
                                                                                                                -----------------
      (b.)  Amounts transferred from the Facility Account ............................                                      0.00
                                                                                                                -----------------
      (c.)  Amounts transferred to the Series Obligors ...............................                                      0.00
                                                                                                                -----------------
      (d.)  Amount on deposit as of this Settlement Date .............................                                      0.00
                                                                                                                -----------------


VIII. ADVANCE PAYMENTS
      (a.)  Beginning aggregate Advance Payments .....................................                           $  1,166,683.22
                                                                                                                -----------------
      (b.)  Amount of Advance Payments collected during the related
            Collection Period ........................................................                           $    688,705.98
                                                                                                                -----------------
      (c.)  Investment earnings for the related Collection Period ....................                           $      4,259.99
                                                                                                                -----------------
      (d.)  Amount of Advance Payments withdrawn for deposit into Facility Account ...                           $    804,971.11
                                                                                                                -----------------
      (e.)  Ending aggregate Advance Payments ........................................                           $  1,054,678.08
                                                                                                                -----------------


      ADVANTA BUSINESS SERVICES  CORP., AS SERVICER

      BY:                /s/ Mark Shapiro

      TITLE:             Assistant Treasurer

      DATE:              11-Jul-01


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